BUILDING LEASE

PROPERTY: 319 S. SHERIDAN, LAKEWOOD, COLORADO

TENANT: SOLERA NATIONAL BANCORP, INC.

LEASE

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25.	INVOLVENCY OR BANKRUPTCY	12

26.	HOLDOVER	13

27.	WAIVERS	13

28.	WAIVER OF CLAIMS	13

29.	NOTICES	13

30.	RELATIONSHIP OF PARTIES	13

31.	NO LIABILITY OF LANDLORD	14

32.	DELAYS IN PERFORMANCE	14

33.	MANNER AND PLACE OF PAYMENTS	14

34.	DELINQUENT PAYMENTS	14

35.	DEFAULT	15

36.	NO SECURITY INTEREST	18

37.	CUMULATIVE RIGHTS	18

38.	SUBORDINATION AND NONDISTURBANCE	19

39.	EMINENT DOMAIN	19

40.	BINDING AGREEMENT	19

41.	ESTOPPEL CERTIFICATES	19

42.	GOVERNING LAW	20

43.	MULTIPLE COUNTERPARTS	20

44.	DEFINITIONS	20

45.	NO PERSONAL LIABILITY	20

46.	SALE OR UNDERLYING LEASE	20

47.	PARAGRAPH TITLES	20

48.	SEVERABILITY	21

49.	TIME OF ESSENCE	21

50.	LANDLORD'S RIGHT TO CURE	21

51.	SECURITY DEPOSIT	21

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52.	BROKERS	22

53.	NUMBER AND GENDER	22

54.	ENTIRE AGREEMENT	22

55.	SURRENDER	22

56.	JOINT OBLIGATION	22

57.	OPTION TO PURCHASE	22

58.	OPTION TO EXTEND	22

59.	EXHIBITS	23

EXHIBIT A	Legal Description
EXHIBIT B	Minimum Rent Schedule
EXHIBIT C	Landlord's Work/Construction of Gray Shell
EXHIBIT D	Reciprocal Easement Agreements
EXHIBIT E	Temporary Building Location
EXHIBIT F	Option to Purchase

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LEASE

THIS LEASE is made and entered into this the  day of June, 2006, by and between 319 South Sheridan LLC, a Colorado limited liability company (“Landlord”) and Solera National Bancorp, Inc., a Delaware corporation (“Tenant”).

WITNESSETH:

1. DEFINITIONS: Each of the following definitions is contained in this paragraph for convenience. Each reference in this Lease to a term defined below shall automatically be construed to incorporate all of the terms of such definition set forth herein.

(a)	Anticipated Core and Shell Completion Date: November 1, 2006.

(b)	Address of Premises: 319 S. Sheridan, Lakewood, Colorado, which is legally described on Exhibit A hereto (the "Land").

(c)	Commencement Date: Earlier of (i) Tenant's opening for business in the Premises or (ii) 60 days after Landlord obtains a core and shell certificate of occupancy for the Premises.

(d)	Initial Annual Common Areas Charge: $TBD per square foot; provided that estimated costs of taxes and insurance are $5.00 per square foot.

(e)	Landlord's Address for Notices and Rent Payments: 300 South Jackson, Suite 570, Denver, Colorado 80209

(f)	Landlord: 319 South Sheridan LLC, a Colorado limited liability company.

(g)	Landlord’s Work: Construction of grey shell building as set forth in Exhibit C attached hereto subject to Paragraph 3(a).

(h)	Minimum Rent: See Exhibit B.

(i)	Permitted Use of Premises: Retail bank, general office and uses incidental thereto.

(j)	Plans and Specifications for Building: prepared by DJH Architects (Architect/Engineer)and submitted to Lakewood for permitting on June 9, 2006.

(k)	Premises: The building containing approximately 6,100 square feet (to be verified using BOMA single tenant building square footage).

(l)	Security Deposit: See Paragraph 51.

(m)	Tenant Address for Notices: 924 W. Colfax Avenue, Ste. 301, Denver CO 80204, Attention: Robert Fenton.

(n)	Tenant: Solera National Bancorp, Inc., a Delaware corporation.

(o)	Tenant's Share: 100%.

(p)	Tenant's Trade Name: Solera National Bank or as authorized by banking authorities.

(q)	Tenant's Work: Tenant's leasehold improvements in the Premises pursuant to subparagraph 3(b).

(r)	Term: Ten (10) years. Number of Renewal Options: Two (2) Term: Ten (10) years each

2. PREMISES:

(a) Landlord hereby Leases to Tenant, and Tenant hereby Leases from Landlord, the Premises. The address of the Premises, is set forth above. The Premises will be the entire building (“Building”), together with the real property including the drives and parking areas serving the Building and located at the Building address, including the right to use in common the adjacent owner's driveway and parking areas pursuant to the reciprocal easement agreements attached hereto as Exhibit D.

                                (b) As soon as practicable after execution of this Lease, Landlord will commence preparation of the site work to permit Tenant to install a temporary modular unit (the "Temporary Building") approximately 14ft x 70ft on the parking area as generally shown on Exhibit E. Tenant will have the right to the use and occupancy of the Temporary Building, without additional payment to Landlord, provided that Tenant pays all utilities for such Temporary Building. Landlord or its contractor will coordinate, at Tenant's sole cost and expense, the placement of such Temporary Building and its connection to all required utilities. It is the intention of Landlord and Tenant that such Temporary Building will be installed as soon as the site work permits but no later than October 1, 2006. Landlord agrees to continue its efforts to obtain the consent of the adjacent owner to the placement of a double-wide Temporary Building on such adjacent lot during construction of the Premises.

3. LANDLORD'S WORK AND OTHER CONSTRUCTION:

(a) Landlord shall construct the Building in a good and workmanlike manner in compliance with all applicable laws, rules and regulations generally in accordance with the Plans and Specifications as approved by the City of Lakewood in connection with its permit approval. Landlord will not decrease the size of the Premises or make any other material changes without the prior written consent of Tenant which shall not be unreasonably withheld. Landlord will deliver the Building to Tenant upon receipt of a core and shell certificate of occupancy subject only to punchlist items and latent defects ("Notice of Completion of Landlord's Work"). Landlord shall use commercially reasonable efforts to complete Landlord's Work on or before the anticipated Core and Shell Completion Date.

(b) Tenant shall submit its plans for Tenant's Work to Landlord for Landlord's prior written approval not to be unreasonably withheld, conditioned or delayed and Tenant shall not commence any of Tenant's Work until such approval has been given. The plans for Tenant’s Work shall include: (a) a copy of the general contractor’s contract; (b) the construction budget; (c) the plans and specifications for such Work; (d) evidence of the availability of funds to complete such Work; (e) a schedule of completion of Tenant’s Work; and (f) a list of all suppliers and subcontractors that will supply materials and/or labor to the project, which list must be updated as changes occur. Landlord and Tenant will cooperate to permit Tenant's Work to commence prior to Core and Shell Certificate of Occupancy if the same can be accomplished in a reasonable manner. Prior to the time Tenant’s Work commences, Landlord will have the right to post notices of non-responsibility for payment for Tenant’s Work and to advise suppliers and material men to look solely to Tenant for payment in connection with Tenant’s Work.

4. TERM:

(a) This Lease shall be for the Term plus such additional number of days as may be necessary to cause the Term to end on the last day of a calendar month, unless this Lease is sooner terminated pursuant to the provisions hereof. The Term shall commence on the Commencement Date and shall expire on the last day of the 120th month thereafter. Tenant's taking of possession of the Premises upon such delivery of possession by Landlord in accordance with Paragraph 3(a) shall be the "Delivery Date."

(b) Notwithstanding any other provision of this Lease, all of Tenant's obligations under this Lease other than the payment of rent shall commence on the Delivery Date. With Landlord's prior written permission Tenant may enter the Premises for the purposes of performing Tenant’s Work during the period Landlord is completing Landlord's Work provided that all property placed, kept, stored, or maintained in the Premises by Tenant, its contractor, agents and/or employees prior to the commencement of the Term shall be placed, kept, stored, and maintained at the risk of Tenant. Within ten (10) days after the commencement of the Term, Landlord and Tenant shall enter into a written memorandum setting forth the Commencement Date of the term of this Lease.

5. MINIMUM RENT: For each calendar year during the Term, and on a pro rata basis for any period during the Term which is less than a full calendar year, Tenant shall pay to Landlord the Minimum Rent. The Minimum Rent shall be payable in advance in equal monthly installments on the first day of each calendar month during the Term. The monthly installment of Minimum Rent for any period which is less than a full calendar month for shall be prorated on a daily basis and shall be paid by Tenant to Landlord on the first (1st) day of the partial month.

6. COMMON AREAS: In addition to the occupancy of the Premises, Tenant and Tenant's employees, agents, customers, and invitees also shall have the right to the non-exclusive use of automobile parking areas, access roads, driveways, and sidewalks which may be located from time to time on the Land on which the Building will be situated. Such parking areas, access roads, driveways, and sidewalks collectively are referred to in this Lease as the “Common Areas”. Such use of the Common Areas by Tenant and Tenant's employees, agents, customers, and invitees at all times shall be subject to such reasonable rules and regulations as Landlord from time to time may establish.

7. TENANT'S OBLIGATION FOR COMMON AREA MAINTENANCE CHARGES, TAXES AND INSURANCE:

(a) In addition to the Minimum Rent due hereunder, during each month of the Term, Tenant shall pay to Landlord Tenant's Share of the following items (the "Additional Rent"):

(1) All real estate taxes on the land and improvements constituting the Premises, including regular and special assessments, and all assessments relating to metropolitan and or special districts now or hereafter existing (payable in installments over the longest permitted period); costs of all insurance (liability and casualty) which Landlord is required or otherwise reasonably elects to carry with respect to the Premises, all costs to maintain, and repair common area, parking lots, sidewalks, driveways, landscaping, and other common areas (sometimes collectively referred to herein as the “Common Areas”); all utilities attributable or benefiting the Common Areas; trash collection, if any; labor costs; gardeners; striping of the parking lot; repairing the roof of the Building, from time to time; repainting, repairing and all exterior maintenance of said improvements; purchase or rental and maintenance of the Building identification signs; sanitary sewer and storm drainage expenses; and all maintenance costs of any common HVAC or other mechanical and/or electrical systems, if any.

(2) All costs to supervise, manage and administer the Common Areas. Said costs shall include such fees as may be paid to a third party in connection with same and shall in any event include a fee to Landlord to supervise and administer same in an amount not to exceed three percent (3%) of the total costs of (a) above.

(3) Any parking charges, utilities, surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority in connection with the use of occupancy of the Premises or the parking facilities serving the Premises and or Building.

                                                (4) All water and sewer charges applicable to the Premises.

(5) Notwithstanding any contrary provision above, Additional Rent shall not include any of the following: (A) costs for which Landlord actually receives reimbursement by insurance, condemnation awards, warranties, or otherwise; (B) expenses incurred in leasing, including advertising expenses or leasing commissions paid to agents of Landlord or other brokers; (C) any capital costs (other than Permitted Capital Pass Through Costs); (D) income, capital stock, estate, inheritance, franchise or other taxes payable by Landlord; (E) depreciation of the Building or Landlord's personal property at the Building; (F) interest on debt or amortization payments on any mortgage or deed of trust; (G) any wages, salaries or other compensation paid to any employee not employed for or on behalf of the Building (to the extent wages, salaries, or other compensation are billed to the Building for any employee not employed by Landlord full-time on behalf of the Building, Landlord shall reasonably prorate such employee's time and bill to the Building only such time as the employee reasonably devotes to the Building or Building operations); (H) dividends paid by Landlord; (I) costs (other than Permitted Capital Pass Through Costs) of alterations and capital improvements which could not be expensed under generally accepted accounting principles, including without limitation resurfacing of any parking lots; (J) the costs incurred to remove or otherwise abate any hazardous or toxic materials from the Building; (K) that portion of any payment made to an affiliate of Landlord that is in excess of the amount which would have been paid in the absence of such relationship; (L) the costs for repairs or maintenance that are reimbursed by others, including, without limitation, reimbursement made on warranty claims; (M) interest, fines, late payment charges or penalties payable due to the failure of Landlord to pay taxes, utilities or other charges in a timely manner; (N) expenses for correcting structural defects in the construction of the Building; (O) reserves for operating expenses; and (Q) political and charitable contributions;

(6) "Permitted Capital Pass Through Costs." means the cost of any improvements made to the Building by Landlord that is required under any governmental law or regulation which was not promulgated, or which was promulgated but was not applicable to the Building, at the time the Building was constructed, amortized over such period as Landlord shall reasonably determine (but not less than the useful life of such improvement).

(b) As soon as practicable after the Delivery Date, Landlord shall submit to Tenant a statement of the anticipated monthly Additional Rent for the period between the Commencement Date of the Term and the following January, and Tenant shall pay these Additional Rent charges as additional rent on a monthly basis concurrently with the payment of the Minimum Rent. Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. As soon as possible after the end of each Lease Year, Landlord shall give Tenant a statement showing the total Additional Rent for the Premises for the prior calendar year, prorated from the Lease Commencement Date. In the event the total of the monthly payments which Tenant has made for the prior calendar year was less than Tenant's actual share of such Additional Rent, then Tenant shall pay the difference in a lump sum within thirty (30) days after receipt of such statement from Landlord and shall concurrently pay the difference in monthly payments made in the then calendar year and the amount of larger monthly payments which are then calculated as monthly Additional Rent based on the prior year's experience. Any over-payment by Tenant shall be credited towards the monthly Additional Rent next coming due or, at Landlord's option, applied toward any then existing arrearages of Rent or other monies due Landlord pursuant to this Lease. Landlord agrees to calculate the anticipated monthly Additional Rent for the then current year in good faith based upon its reasonable determination of amounts which will be incurred for said year, with actual determination of such Additional Rent after each calendar year as provided above. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of the Additional Rent for the year in which the Lease terminates, Tenant shall within thirty (30) days pay any increase due over the estimated Additional Rent previously paid and, conversely (such obligation to survive the termination of this Lease), any overpayment made shall be credited by Landlord to any amounts then owing by Tenant to Landlord with any excess to be paid by Landlord to Tenant, within thirty (30) days after determination. Failure of Landlord to submit statements as called for herein shall not be deemed to be a waiver Tenant's requirement to pay sums as herein provided, but if Landlord fails to reconcile statements within one (1) year after the year such expenses were incurred, Landlord shall waive the right to any additional payment for Additional Rent for such year. The Minimum Rent, Additional Rent and all other amounts identified herein as rent or additional rent are sometimes collectively referred to herein as "Rent".

(c) Tenant shall have the right to perform an annual audit of Landlord’s books and records which reflect Additional Rent to verify Landlord’s calculation of actual Additional Rent for the prior calendar year, provided that such audit shall be conducted by a certified public accountant with a reputable accounting firm who is not a tenant in the Building and who is otherwise reasonably acceptable to Landlord, and further provided that the auditor’s report reflecting the results of such audit shall include a certification that it was prepared in accordance with the definition of “Additional Rent” set forth in this Lease and shall be promptly delivered to Landlord. Any such audit shall be commenced, if at all, (i) within one hundred twenty (120) days after Tenant’s receipt of the annual statement of actual Additional Rent from Landlord, (ii) during Landlord’s normal business hours, (iii) at the place where Landlord maintains its record (or such other place as Landlord shall deliver the appropriate records) and (iv) only after Landlord has received fifteen (15) days prior written notice. Tenant shall require its auditor to complete the audit within sixty (60) days after Landlord makes available its books and records reflecting Additional Rent. All information obtained by Tenant or Tenant’s auditor as a result of any audit shall be treated as confidential except in any litigation or other dispute resolution proceeding between Landlord and Tenant. Prior to finalizing its report, Tenant’s auditor shall present its findings and a draft report to Landlord for review, and Landlord may discuss the findings with the auditor and offer comments, explanations and suggested changes to the report as Landlord believes appropriate. Tenant’s auditor’s final report and determinations set forth therein (“Tenant’s Auditor’s Report”), if prepared in accordance with this subparagraph, shall be binding on Landlord and Tenant. If Tenant’s Auditor’s Report reflects that Tenant paid less Additional Rent than was due for the audited calendar year, Tenant shall within thirty (30) days after receipt of such report pay to Landlord the amount of such underpayment. If Tenant’s Auditor’s Report reflects that Tenant paid excess Additional Rent for the audited calendar year, Landlord shall allow Tenant a credit against the next accruing installment of Additional Rent in the amount of such overpayment. Tenant shall bear the cost of any audit performed on behalf of Tenant hereunder unless Tenant’s Auditor’s Report reflects that Tenant paid Additional Rent in excess of one-hundred-five percent (105%) of the Additional Rent that was actually due for the audited calendar year, in which case Landlord shall pay for the reasonable cost of such audit within thirty (30) days after receiving an invoice thereof. If Landlord fails to make such payment within such 30-day period, Tenant may pay its auditor, in which event Tenant shall be entitled to a credit against Rent in the amount of such payment.

8. PERMITTED USE: Tenant may use the Premises only for the Permitted Use and for no other purpose. Tenant agrees at all times to conduct its business in the Premises in a dignified, ethical, responsible, and reputable manner consistent with the highest standards of service and at all times to comply with all laws, ordinances, and governmental regulations affecting the Premises and its cleanliness, safety, occupancy, and use. Tenant agrees not to do or omit to do anything which will cause an increase in the premiums for the casualty insurance which Landlord maintains on the Building over and above the premiums which otherwise would be in effect for such insurance.

9. OPERATION OF BUSINESS: Tenant shall keep the Premises and both exterior and interior portions of windows, doors, and other glass or plate glass fixtures therein in neat, clean, sanitary, and safe conditions. Tenant shall not conduct its business in the Premises under any trade name except those permitted by applicable banking regulations without Landlord's prior written consent. The foregoing covenants are a material part of the consideration of this Lease to Landlord and any breach thereof shall constitute a default by Tenant hereunder entitling Landlord to exercise all of its rights and remedies set forth below. Nothing in this paragraph shall be construed as an obligation upon Tenant to continuously operate from the Premises.

10. LANDLORD'S COVENANTS: Landlord covenants it has full power and authority to make this Lease with Tenant. Landlord further covenants that Tenant, upon the complete and timely payment of all rent and performance of all of Tenant's other obligations under this Lease, shall peacefully and quietly have, hold, and enjoy the occupancy of the Premises throughout the term of this Lease or until this Lease is sooner terminated in accordance with its provisions without any disturbance from Landlord or anyone claiming by, through, or under Landlord.

11. LIENS: Tenant shall have no authority to cause or permit a mechanic's, construction, or other lien to arise or be perfected with respect to the Premises or any part thereof; and Tenant shall so advise any contractor performing any work or providing any materials for Tenant in or with respect to the Premises. Tenant shall also cooperate with Landlord and comply with Landlord’s requests to post notices of non-liability or other lien protection measures. If any mechanic's, construction, or other lien is filed against the Premises or any part thereof for any reason whatsoever by reason of Tenant's acts or omissions or because of a claim against Tenant, then Tenant shall cause such lien to be cancelled and discharged of record by bond or otherwise within thirty (30) days after written request by Landlord.

12. MAINTENANCE AND REPAIRS:

(a) Except as otherwise provided in this Lease and subject to reimbursement, if any, as expressly provide herein, Landlord at its expense shall keep and maintain the Common Areas, foundation, roof, and structural portions of the walls of the Building, and the main utility connections serving the Building and Common Areas, in good working order and repair consistent with reasonable standards of building maintenance at all times during the term of this Lease. Landlord shall have the right to grant easements and/or rights-of-way over and across the Common Areas so long as Tenant’s access to the Premises and parking rights are not adversely affected. Tenant shall be responsible for and shall at its expense repair any damage to the roof of the Premises resulting from any penetration of the roof of the Premises made by Tenant or its agents or contractors for the purpose of installing vents, exhaust fans, or similar devices serving the Premises or for any other purpose. Tenant at its expense shall repair any damage to any portion of the Premises and/or Building caused by the acts or omissions of Tenant or any of Tenant's contractors, employees, agents, customers, or invitees. Except for those items for which Landlord is responsible pursuant to the first sentence of this paragraph, Tenant at its expense shall keep and maintain the Premises in good, safe, and sanitary condition and repair at all times during the term of this Lease in such manner as Landlord and any insurer of the Premises reasonably may require and also as may be required to comply with all applicable laws, ordinances, rules, and regulations of any federal, state, or local governmental agency or subdivision having jurisdiction over the Premises. Tenant's responsibilities under this paragraph shall include but are not limited to all plate glass windows and window fixtures and doors and door fixtures in the Premises and the fixtures and equipment serving or constituting a part of the Premises (including but not limited to the lighting, heating, air conditioning, ventilating, plumbing, electrical, and sewer and other mechanical systems and equipment serving the Premises). Tenant at its expense promptly shall make any and all repairs and replacements to the Premises and to the fixtures and equipment serving or constituting a part thereof which may be required to comply with the obligations of Tenant under this paragraph, in each case in a good and workmanlike manner using materials, fixtures, and equipment whose quality is at least equal to that of the materials, fixtures, and equipment being repaired or replaced. Upon the expiration or termination of this Lease, Tenant shall deliver the Premises and the fixtures and equipment constituting a part thereof (excluding Tenant's trade fixtures) to Landlord in good condition and repair, reasonable wear and tear excepted. Tenant shall deliver to Landlord prior to occupancy a list of all items Tenant will consider trade fixtures, and Landlord and Tenant shall agree on the identification of trade fixtures prior to the commencement of the term. Notwithstanding the foregoing provisions of this paragraph, Landlord and Tenant agree that this paragraph shall not be applicable to any damage to or destruction of the Premises falling within the scope of paragraphs 18 and 19 (dealing with insured and uninsured casualties) or paragraph 39 (dealing with eminent domain), which damage or destruction shall be governed by the provisions of such other paragraphs.

(b) In the event an emergency repair is necessary, which is the obligation of Landlord, Tenant hereby agrees to diligently attempt to contact Landlord, or the Building manager whom Tenant has been notified to contact in the event of an emergency, prior to making any such emergency repair. However, in the event of an emergency, and Tenant is not able to contact Landlord, or the appropriate property manager within a reasonable period of time after the onset of the emergency (which “reasonable period of time” shall be dictated by the type of emergency which has occurred), or in the event that Tenant is instructed by the Landlord or the property manager to make the repairs itself, Landlord shall reimburse Tenant, within twenty (20) days of receipt of an invoice evidencing such costs, for the cost of such emergency repair (which must be normal and customary for the emergency circumstance), which was necessary and was performed by Tenant and was otherwise the responsibility of Landlord under the terms of this Lease. Any repairs or replacements which Landlord is required to make shall be made within a reasonable period of time after receiving notice or having actual knowledge of the need for such repair or replacement.

13. SIGNS AND TRADE FIXTURES: Tenant may install upon the exterior of the Premises and remove therefrom, at Tenant's expense, signs relating solely to Tenant's business in the Premises which comply with all applicable laws, ordinances, and governmental regulations and which will cause no damage to the Premises and are located where the façade permits. Tenant will provide to Landlord written notice of the size, style and method of installation of such signs for Landlord's prior written approval not to be unreasonably withheld, conditioned or delayed. Tenant shall not place or erect any signs or other devices upon any of the Common Areas without Landlord’s prior written consent, which consent will not be unreasonably withheld. Tenant may install in the Premises and remove therefrom such trade fixtures as Tenant may deem necessary or appropriate to its business operations. Any damage to the Premises which may be caused by the removal of any of Tenant's signs or trade fixtures shall be repaired by Tenant at its expense forthwith upon the removal of any of such signs or trade fixtures.

14. ALTERATIONS BY TENANT: Tenant, at its expense, during the term of this Lease may make such non-structural alterations to the interior of the Premises as it deems appropriate; provided, that any alterations which affect the structure, any mechanical systems, or the exterior of the Building will require the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed. Landlord shall not object to any alteration required by banking authorities. In all cases Tenant must obtain Landlord's written consent before making any roof penetrations for the purpose of installing vents, exhaust fans, or similar devices to serve the Premises or for any other purpose. At the time Landlord's approval of any alterations is sought, Tenant shall submit to Landlord plans and specifications for such work, together with a statement of the estimated cost of such work. All such alterations shall be completed in a good and workmanlike manner with first-class materials and workmanship. Any additions or alterations made to the interior of the Premises by Tenant shall remain a part of the Premises and be surrendered therewith upon the expiration or termination of this Lease.

15. INDEMNIFICATION:

(a) Tenant agrees to indemnify Landlord against and to hold Landlord harmless from any and all claims or demands arising from Tenant's use of the Premises, from the conduct of its business or from any activity, work or other things done, permitted or suffered by Tenant in or about the Premises and/or Building and from any and all claims of any third party arising from or based upon any alleged act, omission, or negligence of Tenant, its agents, employees, invitees and contractors. In the event that Landlord shall, without fault on its part, be made a party to any action, Tenant shall hold Landlord harmless from such litigation and shall pay all costs, expenses, and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation, together with any judgments rendered against Landlord.

(b) Except to the extent caused by the willful or negligent act or omission or breach of this Lease by Tenant, its subtenants or licensees, or any of their respective agents, employees or invitees, Landlord will indemnify and hold Tenant harmless from and against any and all liability, loss, claim, demand, damages or expenses (including reasonable attorneys' fees) due to or arising out of any (i) willful or negligent act or omission or breach of this Lease by Landlord or its agents or employees; (ii) latent defects in the Building, the Premises and the Common Areas; or (iii) any breach or default by Landlord in the performance or observance of its covenants or obligations under this Lease.

16. PUBLIC LIABILITY INSURANCE: Tenant shall carry commercial general liability insurance with policy limits of at least $1,000,000 per occurrence, $2,000,000 in the aggregate. No policy shall be cancelable or subject to reduction of coverage without thirty (30) days' prior written notice to Landlord. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry.

17. CASUALTY INSURANCE: Tenant agrees, at its expense, during the term of this Lease and any other period of occupancy of the Premises by Tenant to obtain and keep enforce with respect to Tenant's Leasehold improvements, inventory, fixtures and equipment, signs, and other personal property in the Premises replacement value fire and broad form extended coverage insurance on a one hundred percent (100%) co-insurance basis; Landlord shall be included as a named insured under all casualty insurance policies required under this paragraph, and Tenant shall furnish Landlord with an appropriate certificate evidencing that all such insurance is in force and that Landlord is a named insured thereunder; and such policies shall provide that they may not be cancelled without at least thirty (30) days prior written notice to Landlord. Tenant shall pay to Landlord, on demand, a late charge of ten dollars ($10.00) for each day beyond seven (7) days that any such certificate required to be furnished by Tenant to Landlord is not furnished after Landlord has made a written request to Tenant for such certificate.

18. DAMAGE BY INSURED CASUALTY: If the Premises shall be partially or wholly damaged or destroyed by fire or any other casualty covered by insurance maintained by Landlord and the proceeds therefrom are made available to Landlord, then Landlord forthwith shall proceed to repair and restore the Premises to at least the condition the Premises were in immediately prior to such damage or destruction; provided, that Landlord's work shall not include the repair or restoration of any improvements installed or other work done by Tenant in or about the Premises. If the Building is more than 25% damaged or destroyed by fire or any other casualty covered by such insurance, then both Tenant and Landlord shall have the option to cancel this Lease by written notice to the other within sixty (60) days after the occurrence of such damage or destruction. If neither party so terminates, Landlord will promptly repair and restore the Building in the manner provided above in which latter event this Lease shall continue in full force and effect; provided, that Landlord's work shall not include the repair or restoration of any improvements installed or other work done by Tenant in or about the Premises. If Landlord repairs or restores the Premises or the Building, as the case may be, pursuant to this paragraph, then Tenant at its expense promptly shall repair, restore, or replace all of its Leasehold improvements, trade fixtures, and personal property damaged or destroyed by such fire or other casualty.

19. DAMAGE BY UNINSURED CASUALTY: If the Building shall suffer damage in an amount less than $50,000 by virtue of any casualty not covered by insurance maintained by Landlord then Landlord forthwith shall repair and restore the Building to the condition described in Paragraph 18 above. If the Building shall suffer damage in excess of $50,000 by virtue of any casualty not covered by the insurance maintained by Landlord (or even if so covered if the proceeds are not made available to Landlord) then Landlord at its option, or Tenant, if Landlord declines to repair, either (a) may repair and restore the Building to good condition so as to be fit for occupancy within a reasonable time after the occurrence of such damage or (b) within sixty (60) days after the occurrence of such damage may terminate this Lease by giving Tenant notice in writing of such termination. If Landlord exercises its option to repair and restore the Building pursuant to this paragraph, then it shall give Tenant written notice of the exercise of such option within sixty (60) days after the occurrence of such damage and then shall proceed with reasonable diligence to make such repairs and restoration; provided, that Landlord's work shall not include the repair or restoration of any improvements installed or other work done by Tenant in or about the Premises. In such latter event, Tenant at its expense promptly shall repair, restore, or replace all of its Tenant Work, Leasehold improvements, trade fixtures, and personal property damaged by such casualty. If the uninsured damage referred to in this paragraph is caused by the gross negligence or intentionally wrongful act of Tenant or its agents or employees, then notwithstanding any other provision of this paragraph, Tenant, at its expense shall repair such damage.

20. ABATEMENT OF RENT: In the event of any damage to or destruction of the Premises which makes the Premises in whole or in part unfit for use by Tenant in the normal course of its business in the Premises, then the Minimum Rent and Additional Rent, or a proportionate part thereof based upon that portion of the Premises which is unfit for use by Tenant in the normal course of its business, shall abate until the Premises have been repaired or restored by Landlord in accordance with Paragraph 18 or Paragraph 19, as the case may be.

21. COMMON AREAS AND PARKING: Tenant and its employees shall park their motor vehicles only in the areas of the Building specifically designated for parking from time to time by Landlord for that purpose subject to the reciprocal easements attached hereto as Exhibit D. Tenant, in the use of the Common Areas, agrees to comply with such reasonable rules and regulations for such use as Landlord may adopt from time to time for the orderly and proper operation of the Common Areas.

22. ASSIGNMENT AND SUBLETTING:

(a) Subject to Tenant's rights pursuant to subparagraph (b) below, Tenant shall have the right to assign this Lease or sublet all or part of the Premises with the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed, and which shall include Landlord’s consideration of any change in use and the creditworthiness of such proposed subtenant or assignee. Tenant shall continue to remain primarily liable to Landlord for the payment of the rent and the performance of all of Tenant's other obligations under this Lease for the remainder of the term of this Lease, unless Landlord, in its reasonable discretion, determines that the assignee is at least as creditworthy as the original Tenant, and has the ability to perform Tenant’s obligations under this Lease. Except as specifically permitted herein, Tenant shall not allow or permit any transfer of this Lease, or of any interest in or rights under this Lease, by operation of law and shall not mortgage, pledge, or encumber this Lease or any interest herein. Except for an assignment or sublease to a permitted assignee or subtenant pursuant to subparagraph (b) below, no assignee or subtenant shall have any right to extend the term of the Lease or exercise any option to purchase.

(b) Tenant will have the right upon fifteen (15) days' prior written notice to Landlord, but without Landlord's prior written consent, to assign this Lease or sublease all or part of the Premises to any affiliate of Tenant or the parent of Tenant or to any successor-in-interest by merger or acquisition to the operating bank so long as such entity has a net worth equal to or greater than that of Tenant and provided further that such permitted assignee or subtenant shall have the right to exercise any option to extend or option to purchase set forth herein.

23. ENTRY BY LANDLORD: Landlord shall have the right to enter upon the Premises during business hours upon at least 24 hours notice to Tenant and in the company of Tenant for the purpose of inspecting the Premises, for the purpose of making inspections, repairs, additions, or alterations thereto, or for any other lawful purpose; provided that such entry shall not unreasonably interfere with the conduct of Tenant's business or interfere or set-off Tenant's security system, and in making any entry, Landlord shall respect the confidentiality of bank records. For a period commencing four (4) months prior to the expiration of this Lease, Landlord may have reasonable access to the Premises for the purpose of exhibiting the Premises to prospective tenants thereof upon reasonable prior notice to Tenant during business hours or outside business hours if required by Tenant.

24. UTILITIES: Tenant shall pay for all gas, electricity, telephone, cable T.V. and other utility services used or consumed in or about or furnished to the Premises during the term of this Lease and shall pay all sewer use fees or similar charges made or imposed with respect to or against the Premises during the term of this Lease. Tenant shall hold Landlord and the Premises harmless from all liens, charges, and costs with respect to such items. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities serving the Premises and that if any equipment installed by Tenant requires additional utility facilities, such additional utility facilities shall be installed at Tenant's expense in accordance with plans and specifications approved in writing in advance by Landlord. Landlord shall not be liable for any interruption in the supply of any utilities unless caused by the negligent or intentional act of Landlord, and Landlord does not guarantee the availability of any utilities. Tenant's payments for utility services shall be made directly to the utility or other provider of such service if the services are separately metered or billed to Tenant by such utility or other provider. If Landlord provides any of such utility services to Tenant because they are not or cannot be separately metered or billed to Tenant, then Tenant shall pay to Landlord, within ten (10) days after receiving a statement therefor from Landlord, the amount of the billing received by Landlord for such utility service.

25. INVOLVENCY OR BANKRUPTCY: Landlord and Tenant understand that notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States (the “Bankruptcy Code”) may have certain rights to assume or assign this Lease. Landlord and Tenant further understand that in any event Landlord is entitled under the Bankruptcy Code to adequate assurances of future performance of the terms and provisions of this Lease. For purposes of any such assumption or assignment, the parties hereto agree that the term “Adequate Assurance” shall include at least the following:

(a) In order to assure Landlord that the proposed assignee will have the resources with which to pay the Minimum Rent and Additional Rent, any proposed assignee must have demonstrated to Landlord's satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as great as the net worth of Tenant on the date this Lease became effective increased by five percent (5%) for each year from the effective date of the Lease through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

(b) Any proposed assignee must have been engaged in the Permitted Use at least five (5) years prior to any such proposed assignment.

(c) In entering into this Lease, Landlord considered extensively the Permitted Use and determined that the Permitted Use would add substantially to the value of Landlord’s property and that if it were not for Tenant's agreement to make only the Permitted Use of the Premises, Landlord would not have entered into this Lease. Landlord's overall operation will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Use.

                                (d) Any proposed assignee of this Lease must assume and agree to be personally bound by the terms, provisions, and covenants of this Lease.

Notwithstanding any other provisions contained in this Lease, in the event Tenant or its successors or assigns shall become insolvent or bankrupt, or if their interest under this Lease shall be levied upon or sold under execution or other legal process by any depository institution supervisory authority (“Authority”), Landlord may, in either such event, terminate this Lease only with the concurrence of any receiver or liquidator appointed by such authority, provided that in the event this Lease is terminated by the receiver or liquidator, the maximum claim of Landlord for rent, damages or indemnity for injury resulting from the termination, rejection or abandonment of the unexpired Lease shall be by law no greater than an amount equal to all accrued and unpaid rent to the date of termination; and further provided that to continue the Lease, any receiver or liquidator appointed by such Authority or its assignee must continue to honor the terms of this Lease.

26. HOLDOVER: In the event that Tenant remains in possession of the Premises after the expiration or termination of this Lease, then Tenant shall be deemed to be occupying the Premises as a Tenant from month-to-month, subject to all of the conditions, provisions, and obligations of this Lease, but without any rights to extend the term of this Lease; provided, that the Minimum Rent payable by Tenant during any such period of holdover shall be computed at the rate of 125% of the Minimum Rent payable by Tenant during the Lease year most recently ended. Landlord’s acceptance of rent from Tenant is such event shall not alter the status of Tenant as a month-to-month tenant whose occupancy of the Premises may be terminated by Landlord at any time upon one month’s notice in advance.

27. WAIVERS: One or more waivers by Landlord or Tenant of a breach of any covenant or condition by the other of them shall not be construed as a waiver of a subsequent breach of the same covenant or condition, and the consent or approval by Landlord or Tenant to or of any act by either requiring the other's consent or approval shall not be deemed to waive or render unnecessary either party's consent to or approval of any subsequent similar act by the other party. No waiver or consent of either party shall be binding unless in writing, and Landlord's acceptance of rent with knowledge of the existence of any breach of this Lease by Tenant shall not constitute a waiver of such breach.

28. WAIVER OF CLAIMS: Each party hereto hereby waives any and all claims for or rights of recovery which such party or anyone claiming through such party may have against the other party hereto (or such other party's officers, agents, or employees) for or with respect to any loss of or damage to such waiving party's property or for any business interruption which is capable of being insured against or indemnified under valid all risk insurance policies, whether or not such loss, damage, or business interruption is caused by the negligence of such other party or such other party's officers, agents, employees, or any other person or persons for whose actions such other party may be responsible or liable; and whether or not such insurance is carried or not. Each party shall, at its expense, apply to its insurer to obtain waivers and shall obtain any special endorsements, if required by its insurer to evidence compliance with the foregoing waiver.

29. NOTICES: Whenever under this Lease a provision is made for notice of any kind, such notice and the service thereof shall be deemed sufficient if such notice to Tenant is in writing addressed to Tenant at the address set forth above and is delivered personally or sent by United States certified mail with postage prepaid and if such notice to Landlord is in writing addressed to Landlord at the address set forth above in paragraph 1 (b) and is delivered personally or sent by United States certified mail with postage prepaid. Either party may by notice to the other party change the address at which it wishes to receive any notice given under this Lease.

30. RELATIONSHIP OF PARTIES: Nothing contained in this Lease shall be deemed or construed by Landlord or Tenant, or by any third party, to create the relationship of principal and agent or of partnership or of joint venture between Landlord and Tenant, it being understood and agreed that neither the method of computing the rent set forth in this Lease, nor any acts of Landlord or Tenant shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

31. NO LIABILITY OF LANDLORD: Landlord shall not be responsible or liable to Tenant or anyone claiming through Tenant for any loss or damage that may be caused by or through the acts or omissions of persons occupying premises in the vicinity of the Premises (or of their customers, employees, agents, or invitees) or for any expense, loss, or damage sustained by Tenant or anyone claiming through Tenant from (a) the bursting, stoppage, or leaking of water, gas, sewer or steam pipes, downspouts, tanks, drains, or fixtures wherever located, (b) broken glass, (c) water, snow, or ice upon the Building or any portion thereof, (d) theft or other dishonest act by anyone other than Landlord, (e) water, wind, or other weather or natural condition or event, or (f) defects in the Premises or any fixtures or equipment therein which Landlord has not expressly agreed in writing to remedy.

32. DELAYS IN PERFORMANCE: The performance by Landlord and Tenant of any of their respective obligations or undertakings provided for in this Lease (except the payment of rent or any other sums of money payable by Tenant under this Lease) shall be excused and no default shall be deemed to exist in the event and so long as the performance of any such obligation or undertaking is prevented, delayed, retarded, or hindered by any act of nature, weather conditions, fire, earthquake, flood, explosion, war, riot, failure of transportation, strikes, lockouts, action of labor unions, condemnation, laws, orders of government or civil or military authorities, inability to procure labor, equipment, facilities, materials, or supplies in the open market, or any other cause beyond the control of Landlord or Tenant, as the case may be.

33. MANNER AND PLACE OF PAYMENTS: All payments of rent and any other sums payable by Tenant to Landlord under this Lease shall be made by Tenant to Landlord without demand, deduction, or set-off at the address set forth above or at such other place as Landlord from time to time may designate in writing.

34. DELINQUENT PAYMENTS: If any rent or other sums payable by Tenant under this Lease are not paid within ten (10) days after such rent or other sums are due, then: (a) Tenant shall promptly pay to Landlord a late charge equal to five percent (5%) of such delinquent amount; and (b) such unpaid rent or other sums shall bear interest from the due date at the lesser of (a) the rate of twelve percent (12%) per annum or (b) the highest rate per annum permitted to be contracted for by natural persons under the laws of the State in which the Premises are located, for business loans from their respective due dates until paid, which interest shall be due and payable immediately. If Landlord engages an attorney or collection agency to collect any delinquent payment from Tenant or to enforce the performance by Tenant of any other obligation of Tenant which is delinquent under this Lease, then Tenant also shall be liable to and shall pay Landlord, on demand, an amount equal to the reasonable attorney fees, court costs, and other collection expenses incurred by Landlord with respect to the collection of such delinquent payment or the enforcement of such delinquent performance, whether or not suit is filed against Tenant for such purpose.

35. DEFAULT:

(a) Upon the occurrence of any one or more of the following events ("Tenant Default") Landlord shall have the remedies hereafter set forth: (i) Tenant defaults in the payment of any rent, additional rent, or other sums due and payable by Tenant to Landlord under this Lease; provided that Tenant shall have the right to cure a monetary default if any such amounts are paid to Landlord within five (5) days after Tenant's receipt of written notice from Landlord of such non-payment; or (ii) Tenant violates or defaults in the performance of any covenant, agreement, or other condition contained in this Lease (other than the payment of rent or other sum payable under this Lease) for a period of more than thirty (30) days after written notice of such violation or default has been given by Landlord to Tenant (or, in the case of a default not curable within thirty (30) days, if Tenant shall fail to commence to cure such default within such thirty (30) days and diligently pursue the cure of the default; or (iii) Tenant makes a general assignment or arrangement for the benefit of creditors or a voluntary or involuntary petition in bankruptcy is filed by or against Tenant or Tenant files a petition for reorganization or protection under any law relating to bankruptcy or a trustee or receiver is appointed to take possession of all or substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease, or all or substantially all of such assets or interest is attached, is judiciously seized or is executed upon provided that in the case of any involuntary proceeding, such proceeding is not dismissed within sixty (60) days thereafter.

(b) In the event of a Tenant Default, Landlord shall have the right, at its election, then or at any time thereafter and while such Tenant Default continues either;

(1) To give Tenant written notice of intention to terminate this Lease on the date of such given notice or on any later date specified therein, and on the date specified in such notice, whereupon Tenant's right to possession of the Premises shall cease and this Lease shall thereupon be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the term herein originally demised; or

                                                   (2) After legal demand and notice and subject to all applicable banking regulations, to reenter and take possession of the Premises or any part thereof, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, without use of force or breach of peace, and without prejudice to any remedies for arrears of rent or preceding breach of covenants or conditions. Should Landlord elect to reenter as provided in this subparagraph (2), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its reasonable discretion, may determine, and Landlord may collect and receive the rents therefor. Landlord shall use commercially reasonable efforts and mitigate Landlord's damages hereunder. No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry and/or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice.

(3) In the event that Landlord does not elect to terminate this Lease as permitted in subparagraph (1) of this subparagraph (b), but on the contrary, elects to take possession as provided in subparagraph (2) hereof, Tenant shall pay to Landlord (A) the rent and other sums as herein provided, which would be payable hereunder if such repossession has not occurred, less (B) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's expenses incurred in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new Lease term extends beyond the existing term, or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds from such reletting. In addition, in determining the net proceeds from such reletting, any rent concessions will be apportioned over the term of the new Lease. Tenant shall pay such rent and other sums to Landlord monthly on the days on which the rent would have been payable hereunder if possession had not been retaken and Landlord shall be entitled to receive the same from Tenant on each such day.

(4) In the event, however, this Lease is terminated (except as provided in the paragraphs on casualty or condemnation), Tenant shall remain liable to Landlord for damages in an amount equal to the rent and other sums which would have been owing by Tenant hereunder for the balance of the term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's reasonable expenses incurred in connection with such reletting, including but without limitation, the expenses enumerated above. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the rent and other amounts would have been payable hereunder if this Lease had not been terminated, and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant, as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination, represents the excess, if any, of the aggregate of the rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the term over the aggregate rental value of the Premises (such rental value to be computed on the basis of a tenant paying not only a rent to Landlord for the use and occupation of the Premises, but also such other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such term, both discounted to present worth at the rate of four percent (4%) per annum.

(5) Suit or suits for the recovery of the amounts and damages set forth hereinabove may be brought by Landlord, from time to time, at Landlord's election, and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired by limitation had there been no such default by Tenant, or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All reasonable costs incurred by Landlord in connection with collecting any amounts and damages owing from Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, shall also be recoverable by Landlord from Tenant, provided Landlord is the prevailing party.

(6) No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions hereof which require observance or performance of Landlord or Tenant subsequent to termination.

(7) Nothing contained in this paragraph shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this paragraph.

(8) Notwithstanding anything contained hereinabove in this paragraph 40 to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, or appointment of a receiver or trustee, shall be considered to be an event of default only when such proceeding, action or remedy shall be taken or brought by or against the then holder of the Leasehold estate under this Lease.

(c) In the event that Landlord shall have taken possession of the Premises pursuant to the authority herein granted, then Landlord, without limitation of such other rights as are elsewhere provided herein, may relinquish possession of all or any portion of the personal property located therein to any person claiming to be entitled to possession thereof ("Claimant") who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such personal property, without the necessity on the part of the Landlord to inquire as to the authenticity of Tenant's or Tenant's predecessor's signature on such instrument copy and without the necessity of Landlord's making any investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act and Tenant agrees to indemnify and hold Landlord harmless from all costs, expenses, losses, damages, and liabilities incident to Landlord's relinquishment of possession of all or any portion of the personal property to Claimant. Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

(d) Tenant further agrees to pay, in addition to the rent and other sums payable under this Lease, such additional sums as a court of competent jurisdiction may adjudge reasonable as attorney’s fees in any suit or action instituted by Landlord to enforce the provisions of this Lease or the collection of the rent or other sums payable by Tenant under this Lease. Tenant hereby waives any right of redemption which it may have under any present of future law in the event Tenant is evicted from or dispossessed of the Premises for any reason. Unless Landlord otherwise agrees in writing, Tenant’s surrender of possession of the Premises to Landlord prior to the end of the Term and Landlord’s acceptance of such surrender shall not effect a termination of this Lease or release Tenant from any of its obligations under this Lease for the remainder of the term of this Lease.

(e) If Tenant believes that Landlord has breached or failed to comply with any provision of this Lease applicable to Landlord, Tenant will give written notice to Landlord describing the alleged breach or noncompliance. Landlord will not be deemed in default under this Lease if Landlord cures the breach or noncompliance within 20 days after receipt of Tenant's notice or, if the same cannot reasonably be cured within such 20-day period, if Landlord in good faith commences to cure such breach or noncompliance within such period and then diligently pursues the cure to completion within 60 days of the date of Tenant’s original notice to Landlord. Tenant will also send a copy of such notice to any lender of whom Tenant has been notified in writing, and such lender will also have the right to cure the breach or noncompliance within the period of time described above. If such breach or noncompliance is not cured within the period of time described above, then Tenant may exercise any right or remedy available to Tenant at law or in equity, except to the extent expressly waived or limited by the terms of this Lease; provided that if a Landlord default occurs of which Tenant has given notice to Landlord and such default materially and adversely affects Tenant's use of the Premises or results in a substantial likelihood of personal injury or damage to Tenant's property in the Premises, Tenant shall be entitled to take the minimal commercially reasonable action to cure such default and bill Landlord for the reasonable cost and expense to cure the same, which Landlord will pay within 30 days after receipt of an invoice therefor, and if Landlord fails to timely reimburse Tenant, Tenant shall have the right to offset such amount against the next payment of Rent hereunder.

36. NO SECURITY INTEREST: Landlord waives and releases any and all rights to any security interest in Tenant's personal property, trade fixtures and equipment located in the Premises, in the form of a landlord's lien or otherwise. Landlord will execute and deliver a confirmation of such waiver and release upon the request of Tenant and any lender taking a security interest in such property.

37. CUMULATIVE RIGHTS: The rights, options, elections, and remedies of Landlord and Tenant contained in this Lease shall be cumulative and may be exercised on one or more occasions; and none of them shall be construed as excluding any other or additional right, priority, or remedy allowed or provided by law.

38. SUBORDINATION AND NONDISTURBANCE: Landlord may assign its rights under this Lease as security to the holders of one or more mortgages (which term shall include a mortgage, deed of trust, or other encumbrance) now or hereafter in force against the Premises or the Building. Upon the request of Landlord, Tenant agrees to subordinate its rights under this Lease to such mortgages now or hereafter in force against the Premises or the Building and to all advances made or hereafter to be made upon the security thereof; provided, that any such mortgage shall provide, or the mortgagee shall agree, that the mortgagee, in the event of its acquiring title to the Premises or the Building, whether through foreclosure, judicial process, power of sale, or otherwise, shall recognize the validity of this Lease and shall honor the rights of Tenant under this Lease so long as Tenant (a) is not in default under this Lease after any applicable notice and opportunity to cure at the time such mortgagee acquires title to the Premises or the Building and (b) agrees to attorn to such mortgagee as if it were the original landlord under this Lease.

39. EMINENT DOMAIN: If more than ten percent (10%) of the Premises or more than ten percent (10%) of the parking spaces shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within sixty (60) days after said taking, to terminate this Lease upon thirty (30) days' written notice. If (i) less than ten percent (10%) of the Premises or the parking spaces are taken or (ii) more than ten percent (10%) of the Premises or such parking spaces are taken, but neither party elects to terminate as herein provided, the Minimum Rent thereafter to be paid shall be equitably reduced. If the Lease is not terminated pursuant to the provisions hereof following any partial taking Landlord shall promptly repair, restore, or rebuild for occupancy by Tenant the portion of the Premises not so taken. If, during the repair, restoration, or rebuilding required, the Premises are not usable in the reasonable opinion of Tenant, the Rent shall be abated until the Premises are restored and usable. In the event of any taking or appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given and Tenant shall have no claim against Landlord for any amounts whatsoever, and in no event shall Tenant have any claim whatsoever against Landlord or the condemning authority for the loss or diminution in value of its Leasehold interest in the Premises or any Leasehold improvements therein or for the value of any unexpired term of this Lease, Tenant hereby expressly assigns to Landlord any such right or claim; provided, however, that Tenant shall be entitled to any separate award made by the condemning authority solely for or on account of any loss or expense which Tenant may sustain or incur in removing Tenant's merchandise, trade fixtures, or equipment from the Premises or for any loss of or damage to such items of Tenant's personal property. Nothing contained in this paragraph shall be any liability of Tenant to Landlord which arose prior to the effective date of any termination of this Lease pursuant to this paragraph.

40. BINDING AGREEMENT: All rights and liabilities given to or imposed upon Landlord or Tenant in this Lease shall extend to and bind their respective heirs, executors, administrators, personal representatives, successors, and assigns. No rights, however, shall inure to the benefit of any assigns of Tenant unless the assignment thereof to such assignee has been approved in writing by Landlord.

41. ESTOPPEL CERTIFICATES: Each of Landlord and Tenant, from time to time upon written request of the other, agrees to execute, acknowledge, and deliver to the requesting party, in form reasonably satisfactory to such requesting party, a written statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, setting forth the modifications), that the requesting party has performed all of its obligations under this Lease and is not in default under this Lease, the date to which the rent and other sums payable under this Lease have been paid in advance (if any), the commencement and termination dates of the term of this Lease, and such additional facts as reasonably may be required by the requesting party. The requesting party understands and agrees that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the Premises, any mortgagee or prospective mortgagee of the Premises, and their respective successors and assigns.

42. GOVERNING LAW: This Lease shall be governed by and construed in accordance with the laws of the State in which the Premises are located.

43. MULTIPLE COUNTERPARTS: This Lease may be executed in multiple counterparts, each of which shall be deemed to be an original for all purposes.

44. DEFINITIONS: Except as otherwise expressly stated in this Lease, the "term" of this Lease shall include the original term and any additional period as to which this Lease may be extended, and references to this "Lease" shall include this document and any properly executed amendment thereof or supplement thereto.

45. NO PERSONAL LIABILITY: Notwithstanding any other provision of this Lease, Tenant agrees that it will look solely to the equity, estate, and property of Landlord in the land and buildings comprising the Premises (subject to prior rights of the holder of any mortgage or deed of trust thereon), and any proceeds of sale, insurance or condemnation for the collection of any judgment requiring the payment of money by Landlord in the event of any default on the part of Landlord in the observance or performance of any of the terms, covenants, and conditions of this Lease to be observed or performed by Landlord subject to Tenant's rights in paragraph 35(e); and Tenant understands and agrees that no other assets of Landlord shall be subject to levy, execution, or other process for the satisfaction of any such judgment or for the enforcement of any rights or remedies of Tenant. Neither Landlord nor Tenant shall be liable to the other for special or consequential damages hereunder.

46. SALE OR UNDERLYING LEASE: So long as Landlord has complied with Tenant's option to purchase pursuant to Paragraph 57 below, in the event of a sale or transfer of all or any portion of the Premises or any undivided interest therein, the respective grantor or transferor, as the case may be, thereafter shall be entirely relieved of all obligations to be performed by Landlord under this Lease to the extent of the interest in or portion of the Premises so sold or transferred; and, without further agreement between any of the parties to this Lease and the purchaser or transferee in the event of any such sale or transfer, as the case may be, such purchaser or transferee shall be deemed to have assumed and agreed to carry out all of the obligations of Landlord under this Lease. Notwithstanding the foregoing provisions of this paragraph, the grantor or transferor, as the case may be, referred to in this paragraph shall not be relieved of any liability to Tenant arising or occurring prior to the sale, transfer, or lease referred to in this paragraph.

47. PARAGRAPH TITLES: The titles of the various paragraphs of this Lease have been inserted merely as a matter of convenience and for reference only and shall not be deemed in any manner to define, limit, or describe the scope or intent of the particular paragraph to which they refer or to affect the meaning or construction of the language contained in the body of such paragraphs.

48. SEVERABILITY: If any provision of this Lease shall be declared legally invalid or unenforceable, then the remaining provisions of this Lease nevertheless shall continue in full force and effect and shall be enforceable to the fullest extent permitted by law.

49. TIME OF ESSENCE: Time is of the essence of this Lease, and all provisions of this Lease relating to the time of performance of any obligation under this Lease shall be strictly construed.

50. LANDLORD'S RIGHT TO CURE: Landlord may, but shall not be obligated to, cure any default by Tenant in the performance of any of Tenant's obligations under this Lease, including but not limited to Tenant's failure to pay any taxes, obtain any insurance, make any repairs, or satisfy any lien claims, after complying with the notice provisions contained in Paragraph 29; in the event that Landlord elects to so cure any default by Tenant, then all costs and expenses paid by Landlord in so curing such default, including but not limited to reasonable attorneys' fees, shall be deemed to be additional rent due immediately after such payment by Landlord, together with interest thereon (except in the case of such attorneys' fees) at the rate provided for in Paragraph 34 from the date of such payment by Landlord to the date of repayment by Tenant to Landlord.

51. SECURITY DEPOSIT: Tenant shall deposit with Landlord as a security deposit under this Lease the following amounts: (a) an amount equal to one month’s Minimum Rent payable upon Lease execution; (b) an amount equal to one month’s Minimum Rent payable upon Landlord obtaining a building permit for Landlord’s Work (provided no Tenant default exists, after any applicable notice and opportunity to cure, this amount shall be applied at the commencement of the term in payment of the first month’s Minimum Rent); and (c) an amount equal to one month’s Minimum Rent payable upon delivery by Landlord of a written notice of completion of Landlord’s Work (provided no Tenant default exists, this amount shall be applied by Landlord to Tenant’s Minimum Rent for the last month of the term), as the same may be extended pursuant to the terms hereof. Such security deposit shall be held by Landlord, without interest, as security for the faithful performance by Tenant of all the terms of this Lease to be observed and performed by Tenant unless Landlord applies it to the Minimum Rent as provided above. The security deposit shall not be mortgaged, assigned, transferred, or encumbered by Tenant without the written consent of Landlord; and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord. If any Minimum Rent or other sum payable by Tenant to Landlord is overdue and unpaid, or if Landlord makes any payments on behalf of Tenant, or if Tenant fails to perform any of the terms of this Lease, then Landlord, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply such deposit or so much thereof as may be necessary toward the payment of the rent or other sum due Landlord by reason of such breach on the part of Tenant or toward the performance of any other overdue obligation of Tenant under this Lease; and Tenant forthwith upon demand by Landlord shall restore such deposit to its original amount. If Tenant complies with all of the terms of this Lease and pays all Minimum Rent and other sums payable under this Lease, then such deposit (or the portion thereof not applied by Landlord to cure a default by Tenant) shall be returned to Tenant within sixty (60) days following the end of the Term and Landlord's determination of all amounts owing by Tenant pursuant to the provisions hereof. In the event of bankruptcy or other creditor proceedings against Tenant, such security deposit shall be deemed to be applied first to the payment of rent and other sums due Landlord for periods prior to the commencement of such proceedings. Landlord may deliver such security deposit to the purchaser of Landlord's interest in the Premises in the event that such interest is sold, and thereupon Landlord shall be discharged from any further liability with respect to such deposit.

52. BROKERS: Tenant warrants that it had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Frederick Ross Company which has agents representing Landlord and Tenant. Frederick Ross Company will be paid a commission by Landlord if earned in accordance with the terms of a separate commission agreement. Each of Landlord and Tenant agrees to indemnify the other against and to hold the other harmless from any expense or liability for commissions or other compensation or charges claimed by any other broker or agent that claims a commission with respect to this Lease by, through, or under the indemnifying party.

53. NUMBER AND GENDER: Where the context of this Lease requires, singular words shall be read as if plural, plural words shall be read as if singular, and words of neuter gender shall be read as if masculine or feminine.

54. ENTIRE AGREEMENT: Landlord and Tenant hereby agree that this document contains the entire agreement between them and that there are no other agreements, written or verbal, between them pertaining to the Premises or the subject matter hereof. This Lease may not be amended or supplemented orally but only by an agreement in writing which has been signed by the party against whom enforcement of any such amendment or supplement is sought.

55. SURRENDER: Upon the expiration or termination of this Lease, Tenant agrees forthwith to surrender to Landlord possession of 'the Premises and the fixtures and equipment constituting a part thereof with all keys thereto.

56. JOINT OBLIGATION: If there be more than one Tenant, the obligations hereunder imposed shall be joint and several.

57. OPTION TO PURCHASE: Landlord has granted to Tenant an Option to Purchase in accordance with the provisions of Exhibit F attached hereto. The provisions of this paragraph 57 are personal to the named Tenant and its successors and assigns pursuant to subparagraph 22(b).

58. OPTION TO EXTEND:

(a) Tenant shall have two options to extend the Lease for consecutive ten year periods (each an “Extended Term”) upon expiration of the then current Term, at a Minimum Rent equal to the then-market rental rate. Tenant shall give Landlord written notice of Tenant's intent to exercise Tenant's option to extend the Lease on or before 180 days prior to the Expiration Date of the then applicable term. Upon receipt of such notice, Landlord and Tenant shall have 30 days to agree on the market rate for Minimum Rent to be charged during the applicable Extended Term.

(b) If the parties are unable to reach agreement within 30 days after Landlord receives Tenant's Notice, Landlord and Tenant shall, within 40 days after the date Landlord receives Tenant's Notice, each appoint a broker ("Landlord's Rent Broker" and "Tenant's Rent Broker," respectively) who is knowledgeable in commercial property values in the area in which the Premises are located, and Landlord's Rent Broker and Tenant's Rent Broker shall attempt to agree upon the market rental rate applicable to the Premises. If Landlord's Rent Broker and Tenant's Rent Broker are unable to reach agreement within 70 days after the date of Landlord's receipt of Tenant's Notice, they shall, within 80 days after the date of Landlord's receipt of Tenant's Notice, appoint an additional Rent Broker ("Additional Rent Broker") with the same qualifications and, within 15 days after such appointment, each of Landlord's Rent Broker and Tenant's Rent Broker will submit their respective written reports of the market rental rate applicable to the Premises to the Additional Rent Broker. Within 10 days thereafter, the Additional Rent Broker shall determine Minimum Rent for the extended term, which will be rate proposed by Landlord's Rent Broker or the rate proposed by Tenant's Rent Broker. If, within 80 days after Landlord' s receipt of Tenant's Notice, Landlord's Rent Broker and Tenant's Rent Broker do not agree upon and designate the Additional Rent Broker, either Landlord or Tenant may request that the local office of the American Arbitration Association (or, if such organization or its successor shall no longer be in existence, a recognized national arbitration association mutually satisfactory to both parties), designate the Additional Rent Broker, and the Additional Rent Broker so designated shall, for all purposes, have the same standing and powers as though the Additional Rent Broker had been initially appointed by Landlord's Rent Broker and Tenant's Rent Broker. Landlord and Tenant shall each bear the cost of its Rent Broker and shall share equally the cost of the Additional Rent Broker.

(c) This option to extend will be of no further force and effect if Tenant does not timely exercise its option, Tenant does not timely accept the Rent Notice, or Tenant is in default under this Lease after notice and time to cure at the time it exercises this option. If Tenant accepts the Rent Notice, Tenant will execute an amendment to this Lease so confirming the extension of the Lease and the new Minimum Rent within 30 days of receipt of the same from Landlord. This option is personal to the named Tenant and its permitted successors and assigns pursuant to subparagraph 22(b).

59. EXHIBITS: The following Exhibits are a part of this Lease and have been attached to this Lease prior to its execution:

A. Legal Description of Land
B. Minimum Rent Schedule
C. Description of Landlord's Work/Gray Shell Specifications
D. Reciprocal Easement Agreements
E. Temporary Building Location
F. Option to Purchase

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

LANDLORD:

319 SOUTH SHERIDAN LLC, a Colorado limited liability company

By: ______________________
Name: Daniel J. Horvat
Title: Member

TENANT:

SOLERA NATIONAL BANCORP, INC., a Delaware corporation

By: ______________________
Name: Jaime Perez Foster
Title: Chairman

STATE OF Colorado )
City & COUNTY OF Denver )

The foregoing instrument was acknowledged before me this 16th day of June, 2006, by Daniel J. Horvat, as Member/Landlord of 319 South Sheridan LLC, a Colorado limited liability company.

Patricia Mejia-Osborne
Notary Public in the State of Colorado

My commission expires: ______________________

PATRICIA MEJIA-OSBORNE
NOTARY PUBLIC
STATE OF COLORADO
MY COMM. EXP. FEBRUARY 23, 2008

STATE OF Colorado )
City & COUNTY OF Denver )
)

On this 16th day of June 2006, before me, a Notary Public personally appeared James Perez Foster, to me personally known, who being by me duly sworn did say that he or she is the Chairman of the corporation that executed the foregoing instrument, and that the foregoing instrument was signed by him or her on behalf of such corporation by proper authority, and acknowledged his or her execution of the foregoing instrument and that the execution of the foregoing instrument was the voluntary act of such corporation for the purpose therein stated.

Patricia Mejia Osborne

Notary Public in the State of Colorado

My commission expires:

PATRICIA MEJIA-OSBORNE
NOTARY PUBLIC
STATE OF COLORADO
MY COMM. EXP. FEBRUARY 23, 2008

EXHIBIT A

LEGAL DESCRIPTION

North 1/2 of Lot 5 and Lot 6
City View Subdivision
City of Lakewood
Jefferson County
State of Colorado

Exhibit A – Page 1

EXHIBIT B

MINIMUM RENT SCHEDULE

Year 1: $21.00 per square foot
Year 2: $21.00 per square foot
Year 3: $22.00 per square foot
Year 4: $24.00 per square foot
Year 5: $24.50 per square foot
Year 6: $25.00 per square foot
Year 7: $25.50 per square foot
Year 8: $26.00 per square foot
Year 9: $26.50 per square foot
Year 10: $27.00 per square foot

Exhibit B – Page 1

EXHIBIT C

LANDLORD agrees to furnish said premises in the following manner:

Exhibit C – Page 1

EXHIBIT D

RECIPROCAL EASEMENTS

06/13/2006 21:13 7209418816 AM PAGE 02

D $0.00
EASE
2006051390
05/02/2006 11:26:32 AM 6 Page(s)
Jefferson County, Colorado

RECIPROCAL CROSS ACCESS EASEMENT AGREEMENT

This Reciprocal Easement Agreement is entered into this 18th day of January, 2006 between 319 South Sheridan LLC ("319 Sheridan") and Mary Pham ("Pham").

WHEREAS, Pham is the owner of that certain real property known as the South 1/2of Lot 5, City View Subdivision, Jefferson County, Colorado ("Pham Property"); and

WHEREAS, 319 Sheridan is the owner of that certain real property known as the North ½ of Lot 5 and Lot 6, City View Subdivision, Jefferson County, Colorado ("319 Sheridan Property"); and

WHEREAS, the parties desire to grant reciprocal easements to permit access and parking on a portion of the respective properties, as is more fully set forth below:

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the parties agree as follows:

1. Easement on 319 Sheridan Property. 319 Sheridan hereby grants to Pham, her invitees, successors, and assigns, a perpetual, non-exclusive easement for purposes of: (a) pedestrian and vehicular ingress and egress to and from the Pham Property to and from a portion of the 319 Sheridan Property, which area is designated as Cross-Access Easement A on Cross-Access Exhibit A attached hereto.
2. Easement on Pham Property. Pham hereby grants to 319 Sheridan, its invitees, successors, and assigns, a perpetual, non-exclusive easement for purposes of: (a) pedestrian and vehicular ingress and egress to and from the 319 Sheridan Property to and from a portion of the Pham Property, which area is designated as Cross-Access Easement B on Cross-Access Exhibit B attached hereto.

   The easements shown in Paragraphs 1 and 2 above are also depicted in the Overall Access Easement Exhibit C attached hereto and incorporated herein by this reference.

3. Maintenance of Easement Properties. 319 Sheridan shall be responsible for the initial improvement of all of the areas within the easements granted hereunder and shall maintain, repair and replace, at its sole cost and expense, such property on which the easements are located such that such easement areas remain in good condition and repair.

4. Insurance. Each of Pham and 319 Sheridan shall maintain on the real property owned by such party at all times liability insurance coverage providing a minimum of $1,000,000 in coverage, which policies shall name the other

Exhibit D – Page 1

party as an additional insured. Such policies shall be in form and substance satisfactory to the other party, in its reasonable discretion, and evidence of such insurance shall be supplied to the other party at all times.

2

5. Binding Effect. This Reciprocal Easement Agreement shall be binding upon the parties hereto and only their respective heirs, successor, and assigns, and shall run with and burden the respective properties described herein.

6. The property owners directly involved in the shared access may request changes or modifications to either agreement,however any proposed change or modification must be reviewed and approved by the City of Lakewood.

Executed the day and year set forth above.

319 South Sheridan LLC, a Colorado limited liability company

By: ______________________
John Horvat, Manager

____
Mary Pham

City of Denver)
) ss
State of Colorado)

The foregoing instrument was executed before me this 18 day of Jan. ~~December~~, 2006 by Mary Pham.

Seal

A TRENT DAWSON NOTARY PUBLIC STATE OF COLORADO

____
Notary Public
My commission expires: 1-25-09

City of Denver)
) ss
State of Colorado)

The foregoing instrument was executed before me this 18 day of Jan. ~~December~~, ~~2005~~ 2006 by John Horvat, as Manager of 319 South Sheridan LLC, a Colorado limited liability company.

Seal

A TRENT DAWSON NOTARY PUBLIC STATE OF COLORADO

____
Notary Public
My commission expires: 1-25-09

Exhibit D – Page 2

Exhibit D – Page 3

06/13/2006 21:13 7209418816 AM PAGE 05

CROSS-ACCESS EXHIBIT A

GATEWAY RETAIL CENTER

319 S. SHERIDAN BLVD.

4

EAST SIXTEENTH CORNER
SEC. 12 AND 13, T-4-S,
R-69-W OF THE SIXTH
PRINCIPAL MERIDIAN
T-4-S
FOUND 3-1/4" DIAMETER ALUMINUM
CAP IN RANGE BOX PLS 12111
N 87°47'42" W
1328.25'
FOUND 3-1/4" DIAMETER ALUMINUM
CAP IN RANGE BOX PLS 13485
R-69-W
R-68-W
12
7
13
18
100.00'
104.62
WEST ALAMEDA AVENUE
S87°47'42"E
23.00'
30.00'
LOT 6
CITY VIEW SUBDIVISION
REC. NO. 37270493
(BASIS OF BEARING)
NORTH 1/2 OF LOT 5
CITY VIEW SUBDIVISION
REC. NO. 37270493
ESMT. A
0.11 AC±
4,676 S.F.
SHERIDAN BOULEVARD

Exhibit D – Page 4

Exhibit D – Page 5

06/13/2006 21:13 7209410016 AM PAGE 07

6

CROSS-ACCESS EXHIBIT B

GATEWAY RETAIL CENTER

319 S. SHERIDAN BLVD.

EAST SIXTEENTH CORNER
SEC. 12 AND 13, T-4-S,
R-69-W OF THE SIXTH
PRINCIPAL MERIDIAN
FOUND 3-1/4" DIAMETER ALUMINUM
CAP IN RANGE BOX PLS 12111
N 87°47'42" W
1328.25'
FOUND 3-1/4" DIAMETER ALUMINUM
CAP IN RANGE BOX PLS 13485
12
7
13
18
WEST ALAMEDA AVENUE
LOT 8
CITY VIEW SUBDIVISION
REC. NO. 37270403
NORTH 1/2 OF LOT 5
CITY VIEW SUBDIVISION
REC. NO. 37270460
SHERIDAN BOULEVARD
(BASIS OF BEARING)
FOUND 3-1/4" DIAMETER
ALUMINUM CAP IN RANGE
BOX PLS 5447
114.09'

Exhibit D – Page 6

R $41.00
D $0.00
EASE
2006051389
05/02/2006 11:26:32 AM 8 Page(s)
Jefferson County, Colorado

RECIPROCAL CROSS PARKING EASEMENT AGREEMENT

This Reciprocal Easement Agreement is entered into this 18th day of January, 2006 between 319 South Sheridan LLC ("319 Sheridan") and Mary Pham ("Pham").

WHEREAS, Pham is the owner of that certain real property known as the South 1/2of Lot 5, City View Subdivision, Jefferson County, Colorado ("Pham Property"); and

WHEREAS, 319 Sheridan is the owner of that certain real property known as the North ½ of Lot 5 and Lot 6, City View Subdivision, Jefferson County, Colorado ("319 Sheridan Property"); and

WHEREAS, the parties desire to grant reciprocal easements to permit access and parking on a portion of the respective properties, as is more fully set forth below:

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the parties agree as follows:

1. Easement on 319 Sheridan Property. 319 Sheridan hereby grants to Pham, her invitees, successors, and assigns, a perpetual, non-exclusive easement for purposes of: (a) permitting the parking of vehicles in designated parking spaces located within the parking easement portion of the property, which area is designated as Cross-Parking Easement A on Cross-Parking Exhibit A attached hereto.

2. Easement on Pham Property. Pham hereby grants to 319 Sheridan, its invitees, successors, and assigns, a perpetual, non-exclusive easement for purposes of: (a) permitting the parking of vehicles in designated parking spaces located within the parking easement portions of the property, which two areas are designated as Cross-Parking Easements B on Cross-Parking Exhibit B attached hereto.

   The easements shown in Paragraphs 1 and 2 above are also depicted in the Overall Parking Easement Exhibit C attached hereto and incorporated herein by this reference.

3. Maintenance of Easement Properties. 319 Sheridan shall be responsible for the initial improvement of all of the areas within the easements granted hereunder and shall maintain, repair and replace, at its sole cost and expense, such property on which the easements are located such that such easement areas remain in good condition and repair.

4. Insurance. Each of Pham and 319 Sheridan shall maintain on the real property owned by such party at all times liability insurance coverage providing a

06/14/2006 01:34 7209418816 AM PAGE 03

Exhibit D – Page 7

minimum of $1,000,000 in coverage, which policies shall name the other party as an additional insured. Such policies shall be in form and substance satisfactory to the other party, in its reasonable discretion, and evidence of such insurance shall be supplied to the other party at all times.

2

5. Binding Effect. This Reciprocal Easement Agreement shall be binding upon the parties hereto and only their respective heirs, successor, and assigns, and shall run with and burden the respective properties described herein.

6. The property owners directly involved in the shared parking may request changes or modifications to either agreement.

Executed the day and year set forth above.

319 South Sheridan LLC, a Colorado limited liability company

By: ______________________
John Horvat, Manager

____
Mary Pham

City of Denver)
) ss
State of Colorado)

Jan The foregoing instrument was executed before me this 18 day of ~~December~~, 2009 by Mary Pham.

Seal

A TRENT DAWSON NOTARY PUBLIC STATE OF COLORADO

____
Notary Public
My commission expires: 1-25-09

City of Denver)
) ss
State of Colorado)

Jan. The foregoing instrument was executed before me this 18 day of ~~December~~, 2009 by John Horvat, as Manager of 319 South Sheridan LLC, a Colorado limited liability company.

A TRENT DAWSON NOTARY PUBLIC STATE OF COLORADO

____
Notary Public
My commission expires: 1-25-09

06/14/2006 01:34 7209418816 AM PAGE 04

Exhibit D – Page 8

3

RECIPROCAL CROSS PARKING EASEMENT AGREEMENT

This Reciprocal Easement Agreement is entered into this 18th day of January, 2006 between 319 South Sheridan LLC ("319 Sheridan") and Mary Pham ("Pham").

WHEREAS, Pham is the owner of that certain real property known as the South 1/2of Lot 5, City View Subdivision, Jefferson County, Colorado ("Pham Property"); and

WHEREAS, 319 Sheridan is the owner of that certain real property known as the North ½ of Lot 5 and Lot 6, City View Subdivision, Jefferson County, Colorado ("319 Sheridan Property"); and

WHEREAS, the parties desire to grant reciprocal easements to permit access and parking on a portion of the respective properties, as is more fully set forth below:

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the parties agree as follows:

1. Easement on 319 Sheridan Property. 319 Sheridan hereby grants to Pham, her invitees, successors, and assigns, a perpetual, non-exclusive easement for purposes of: (a) permitting the parking of vehicles in designated parking spaces located within the parking easement portion of the property, which area is designated as Cross-Parking Easement A on Cross-Parking Exhibit A attached hereto.

2. Easement on Pham Property. Pham hereby grants to 319 Sheridan, its invitees, successors, and assigns, a perpetual, non-exclusive easement for purposes of: (a) permitting the parking of vehicles in designated parking spaces located within the parking easement portions of the property, which two areas are designated as Cross-Parking Easements B on Cross-Parking Exhibit B attached hereto.

   The easements shown in Paragraphs 1 and 2 above are also depicted in the Overall Parking Easement Exhibit C attached hereto and incorporated herein by this reference.

3. Maintenance of Easement Properties. 319 Sheridan shall be responsible for the initial improvement of all of the areas within the easements granted hereunder and shall maintain, repair and replace, at its sole cost and expense, such property on which the easements are located such that such easement areas remain in good condition and repair.

4. Insurance. Each of Pham and 319 Sheridan shall maintain on the real property owned by such party at all times liability insurance coverage providing a

MP

JP

06/14/2006 01:34 7209418016 AM PAGE 05

Exhibit D – Page 9

minimum of $1,000,000 in coverage, which policies shall name the other party as an additional insured. Such policies shall be in form and substance satisfactory to the other party, in its reasonable discretion, and evidence of such insurance shall be supplied to the other party at all times.

4

5. Binding Effect. This Reciprocal Easement Agreement shall be binding upon the parties hereto and only their respective heirs, successor, and assigns, and shall run with and burden the respective properties described herein.

6. The property owners directly involved in the shared parking may request changes or modifications to either agreement.

Executed the day and year set forth above.

319 South Sheridan LLC, a Colorado limited liability company

By: ______________________
John Horvat, Manager

____
Mary Pham

City of Denver)
) ss
State of Colorado)

The foregoing instrument was executed before me this 18 day of ~~December~~, 2005 by Mary Pham.
Jan. 6

Seal

A TRENT DAWSON NOTARY PUBLIC STATE OF COLORADO

____
Notary Public
My commission expires: 1-25-09

City of Denver)
) ss
State of Colorado)

The foregoing instrument was executed before me this 18 day of December, ~~2005~~ by John Horvat, as Manager of 319 South Sheridan LLC, a Colorado limited liability company.

A TRENT DAWSON NOTARY PUBLIC STATE OF COLORADO

____
Notary Public
My commission expires: 1-25-09

08/14/2006 01:34 7209418816 AM PAGE 05

Exhibit D – Page 10

CROSS-PARKING EXHIBIT A
LEGAL DESCRIPTION

GATEWAY RETAIL CENTER
319 S. SHERIDAN BLVD.

5

EASEMENT A - LEGAL DESCRIPTION

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTH 1/2 OF LOT 5, CITY VIEW SUBDIVISION, AS RECORDED AT RECEPTION NO. 37270493, LOCATED WITHIN THE NORTHEAST QUARTER OF SECTION 13, TOWNSHIP 4 SOUTH, RANGE 69 WEST OF THE SIXTH PRINCIPAL MERIDIAN, CITY OF LAKEWOOD, COUNTY OF JEFFERSON, STATE OF COLORADO;
THENCE N45°51'37"W, 18.80 FEET TO THE POINT OF BEGINNING;
THENCE N87°21'05"W, 67.00 FEET; THENCE N02°38'55"E, 18.00 FEET; THENCE S87°21'05"E, 67.00 FEET;
THENCE S02°38'55"W, 18.00 FEET TO THE POINT OF BEGINNING;

CONTAINING 1,206 SQUARE FEET OR 0.028 ACRES ±

EASEMENT A - LEGAL DESCRIPTION

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTH 1/2 OF LOT 5, CITY VIEW SUBDIVISION, AS RECORDED AT RECEPTION NO. 37270493, LOCATED WITHIN THE NORTHEAST QUARTER OF SECTION 13, TOWNSHIP 4 SOUTH, RANGE 69 WEST OF THE SIXTH PRINCIPAL MERIDIAN, CITY OF LAKEWOOD, COUNTY OF JEFFERSON, STATE OF COLORADO;
THENCE N63°34'48"W, 114.33 FEET TO THE POINT OF BEGINNING;
THENCE N87°21'05"W, 22.00 FEET; THENCE N02°38'55"E, 27.00 FEET; THENCE S87°21'05"E, 22.00 FEET;
THENCE S02°38'55"W, 27.00 FEET TO THE POINT OF BEGINNING;

CONTAINING 594 SQUARE FEET OR 0.014 ACRES ±

06/14/2006 01:34 7209418816 AM PAGE 07

Exhibit D – Page 11

CROSS-PARKING EXHIBIT A

GATEWAY RETAIL CENTER

319 S. SHERIDAN BLVD.

6

EAST SIXTEENTH CORNER SEC. 12 AND 13, T-4-S, R-69-W OF THE SIXTH PRINCIPAL MERIDIAN
FOUND 3-1/4" DIAMETER ALUMINUM CAP IN RANGE BOX PLS 12111
T-4-S
N 87°47'12" W
1328.25'
FOUND 3-1/4" DIAMETER ALUMINUM CAP IN RANGE BOX PLS 13485
R-69-W
12
7
13
18
103.00'
WEST ALAMEDA AVENUE
30.00'
LOT 6
CITY VIEW SUBDIVISION
NORTH 1/2 OF LOT 5
CITY VIEW SUBDIVISION
ESMT. A
0.014 AC±
594 S.F.
EASEMENT A
0.028 AC±
1,208 S.F.
P.O.B.
SHERIDAN BOULEVARD
(BASIS OF BEARING)
FOUND 3-1/4" DIAMETER ALUMINUM CAP IN RANGE BOX PLS 5447
EAST QUARTER CORNER SEC. 13, T-4-S, R-69-W

06/14/2006 01:34 7209418816 AM PAGE 08

Exhibit D – Page 12

CROSS-PARKING EXHIBIT B
LEGAL DESCRIPTION

GATEWAY RETAIL CENTER
319 S. SHERIDAN BLVD.

7

EASEMENT B - LEGAL DESCRIPTION

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTH 1/2 OF LOT 5, CITY VIEW SUBDIVISION, AS RECORDED AT RECEPTION NO. 37270493, LOCATED WITHIN THE NORTHEAST QUARTER OF SECTION 13, TOWNSHIP 4 SOUTH, RANGE 69 WEST OF THE SIXTH PRINCIPAL MERIDIAN, CITY OF LAKEWOOD, COUNTY OF JEFFERSON, STATE OF COLORADO;
THENCE S46°39'50"W, 18.83 FEET TO THE POINT OF BEGINNING;
THENCE S02°38'55"W, 18.00 FEET; THENCE N87°21'05"W, 72.00 FEET; THENCE N02°38'55"E, 18.00 FEET;
THENCE S87°21'05"E, 72.00 FEET TO THE POINT OF BEGINNING;

CONTAINING 1,296 SQUARE FEET OR 0.03 ACRES ±

EASEMENT B - LEGAL DESCRIPTION

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTH 1/2 OF LOT 5, CITY VIEW SUBDIVISION, AS RECORDED AT RECEPTION NO. 37270493, LOCATED WITHIN THE NORTHEAST QUARTER OF SECTION 13, TOWNSHIP 4 SOUTH, RANGE 69 WEST OF THE SIXTH PRINCIPAL MERIDIAN, CITY OF LAKEWOOD, COUNTY OF JEFFERSON, STATE OF COLORADO;
THENCE N87°48'55"W, 114.09 FEET TO THE POINT OF BEGINNING;
THENCE S02°38'55"W, 27.56 FEET; THENCE N87°21'05"W, 22.00 FEET; THENCE N02°38'55"E, 27.38 FEET;
THENCE S87°48'55"E, 22.00 FEET TO THE POINT OF BEGINNING;

CONTAINING 604 SQUARE FEET OR 0.012 ACRES ±

06/14/2006 01:34 7209418816 AM PAGE 09

Exhibit D – Page 13

CROSS-PARKING EXHIBIT B

GATEWAY RETAIL CENTER
319 S. SHERIDAN BLVD.

EAST SIXTEENTH CORNER
SEC. 12 AND 13, T-4-S,
R-69-W OF THE SIXTH
PRINCIPAL MERIDIAN
FOUND 3-1/4" DIAMETER ALUMINUM
CAP IN RANGE BOX PLS 12111
T-4-S
N 87°47'42" W
1328.25'
FOUND 3-1/4" DIAMETER ALUMINUM
CAP IN RANGE BOX PLS 13465
12
7
13
18
WEST ALAMEDA AVENUE
30.00'
LOT 6
CITY VIEW SUBDIVISION
REC. NO. 37270493
NORTH 1/2 OF LOT 5
CITY VIEW SUBDIVISION
REC. NO. 37270493
SHERIDAN BOULEVARD
TIE N87°48'55"W
114.09'
S87°48'55"E
22.00'
FOUND 3-1/4" DIAMETER
ALUMINUM CAP IN RANGE
BOX PLS 5447
EAST QUARTER CORNER
SEC. 13, T-4-S, R-69-W

06/14/2006 01:34 7209418816 AM PAGE 10

Exhibit D – Page 14

EXHIBIT E

TEMPORARY BUILDING LOCATION

06/14/2006 01:34 7209418816 AM PAGE 02

Alameda Avenue
Proposed Building
Sheridan Boulevard
Proposed Temporary Trailer
Existing Building
TEMPORARY TRAILER
SITE PLAN

Exhibit E – Page 1

EXHIBIT F

OPTION TO PURCHASE

(a) Grant of Option. Landlord grants Tenant the option to purchase the Premises at any time between the date which is twenty-four (24) months after Lease Commencement and forty-eight (48) months after Lease Commencement. Tenant must exercise this option, if at all, by written notice. The notice must state a closing date no more than one hundred twenty (120) days after the date of Tenant's notice. If Tenant has not exercised the option within the dates set forth above, or fails to close the option within 120 days of Tenant’s written notice exercising the option, the option will terminate and be deemed null and void.

(b)  Assignment. This option may not be assigned apart from this Lease.

(c) Conditions. This option is conditioned upon Tenant not being in default at either the time of its exercise of this option or the time of closing of this option.

(d) Purchase Price. The purchase price will be payable in cash or certified funds, as directed by Landlord. The purchase price of the property will be determined as of the date of exercise of the option and will be based upon a present value calculation according to the following formula: an amount equal to the Minimum Rent payable for the year in which the closing occurs is divided by the exit capitalization rate of 7%, and a discount rate of 8%. For example, if Tenant exercises the option at the end of year two, the agreed rental rate is $22.00 per square foot, and the square footage of the Building is 6,100, resulting in a purchase price of $2,140,793.00.

(e) Closing. At closing Landlord will convey the Premises to Tenant by special warranty deed, subject only to matters of record. At closing Landlord will also supply Tenant with an ALTA survey of the Premises. The surveyor will certify the survey to Tenant and Tenant's title insurance company. Landlord and Tenant will each pay 50% of the cost of the survey, title insurance policy, and any documentary, transfer, and recording fees and charges. At closing, Landlord will deliver the special warranty deed, Tenant will pay the purchase price to Landlord, and real estate taxes and assessments applicable to the Premises shall be paid by Tenant, provided that Tenant will be given a credit for any real estate tax amounts paid to Landlord in the calendar year of closing in accordance with the Lease. Tenant shall pay all other costs associated with the ownership or occupation of the Premises for the year of closing.

(f) Title Insurance. Landlord will provide a title insurance policy on an ALTA Form B, with standard printed exceptions 1 through 4 deleted. As soon as practicable after Tenant's election to purchase the Premises, Landlord will cause the title insurance company to issue a commitment for title insurance and will deliver a copy of it to Tenant for Tenant's review. Tenant will notify Landlord of its objections to exceptions to title, except that Tenant may not object to any exceptions to title described in Exhibit C, and Landlord will exercise reasonable efforts to cause such objections to be deleted within thirty (30) days after the date on which Landlord receives notification from Tenant. If Landlord is unable to secure deletion of those exceptions, or secure, at its expense, title insurance against them, then Tenant will have the option to rescind its agreement to purchase or to proceed with the purchase and waive any such exception.

Exhibit F – Page 1